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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


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                         DATE OF REPORT: JULY 26, 2001
                       (DATE OF EARLIEST EVENT REPORTED)


                       COMMISSION FILE NUMBER ______________


                           HANMI FINANCIAL CORPORATION

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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                   DELAWARE                          95-4788120

          (STATE OR OTHER JURISDICTION OF         (I.R.S. EMPLOYER
           INCORPORATION OR ORGANIZATION)       IDENTIFICATION NUMBER)

            3660 WILSHIRE BOULEVARD SUITE PH-A LOS ANGELES, CA 90010
                                    (213) 382-2200

         (ADDRESS AND TELEPHONE NUMBER OF PRINCIPAL EXECUTIVE OFFICES)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Hanmi Financial Corporation (the "Registrant") filed a Current Report on Form 8-K dated April 18, 2001 to report a change in certifying accountants. This Current Report on Form 8-K/A is being submitted for the purpose of revising paragraph (b) of this Item 4 and filing the letter from Deloitte & Touche, LLP ("Deloitte"), the Registrant's former independent accountant, addressing the revised disclosures. The letter from Deloitte is filed as an Exhibit 16.1 to this Current Report on Form 8-K, and dated July 26, 2001, in response to
Item 304(a)(1) of Regulation S-K.

Paragraph (b) of this Item 4 is hereby revised to read as follows:

(b) During the two most recent fiscal years and all subsequent interim periods preceding the date of termination (April 11, 2001), there have been no disagreements with Deloitte, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures or any reportable events.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits

                The following exhibit is filed as a part of this Current Report on Form 8-K.

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        EXHIBIT NO.                                                                PAGE
          16.1     Letter re: Changes in Registrant's Certifying Accountants
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Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           HANMI FINANCIAL CORPORATION



Date: July 26, 2001                        By: /s/ YONG KU CHOE
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                                                   Yong Ku Choe,
                                                   Senior Vice President and
                                                   Chief Financial Officer